                                                                      EXHIBIT 32

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cytokinetics, Incorporated on Form 10-Q/A for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Cytokinetics, Incorporated.

Date: February 16, 2005

                                        /s/ James H. Sabry
                                        ----------------------------------------
                                        President and Chief Executive Officer

                                        /s/ Sharon Surrey-Barbari
                                        ----------------------------------------
                                        Senior Vice President, Finance and
                                        Chief Financial Officer